UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
                                                                             _______________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):    October 18, 2004

Peoples Bancorp of North Carolina, Inc.
(Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-27205	56-2132396
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

518 West C Street
Newton, North Carolina	28658
(Address of Principal Executive Offices)	(Zip Code)

(828) 464-5620
(Registrant's Telephone Number, Including Area Code)

Peoples Bancorp of North Carolina, Inc.

INDEX

Page
Item 2.02 - Results of Operations and Financial Condition                        3

Item 9.01 - Financial Statements and Exhibits                               3

Signatures                                                      4

Exhibit (99)(a) Press Release dated October 18, 2004                             5

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Item 2.02. Results of Operations and Financial Condition

On October 18, 2004, Peoples Bancorp of North Carolina, Inc. issued a press release announcing third quarter 2004 earnings.

A copy of the press release is attached hereto as Exhibit (99)(a) and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(c)     Exhibits

(99)(a)     Press Release, dated October 18, 2004

Disclosure about forward-looking statements

This Form 8-K contains forward-looking statements. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that might cause such a difference include, but are not limited to, changes in interest rate environment, management’s business strategy, national, regional, and local market conditions and legislative and regulatory conditions.

Readers should not place undue reliance on forward-looking statements, which reflect management’s view only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances. Readers should also carefully review the risk factors described in other documents the Company files from time to time with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    PEOPLES BANCORP OF NORTH CAROLINA, INC.

Date:  October 21, 2004                          By:  /s/ A. Joseph Lampron
                                                                                              A. Joseph Lampron
                                                                                              Executive Vice President and Chief Financial Officer

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